UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported)
May 7, 2026
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Phreesia, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-38977 (Commission File Number)	20-2275479 (I.R.S. Employer Identification Number)
1521 Concord Pike, Suite 301 PMB 221
Wilmington, Delaware 19803
(Address of principal executive offices and zip code)

(888) 654-7473
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PHR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 7, 2026, Phreesia, Inc. (the “Company”) implemented a restructuring plan intended to reduce operating expenses and better align the Company’s cost structure with its current business priorities. The plan includes the recent elimination of approximately 220 positions, approximately half of which are contractor roles. The Company does not expect the costs associated with the plan to be material and expects such costs to be incurred primarily during fiscal year 2027. The Company expects the plan to result in meaningful annualized run-rate expense savings, which were reflected in the Company’s Adjusted EBITDA outlook for fiscal year 2027 provided on March 30, 2026.

The Company’s expectations regarding costs and savings in connection with the plan are subject to assumptions, and actual amounts may differ materially from these expectations. The Company may also incur costs not currently contemplated due to events that could occur in connection with the plan.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s restructuring plan, expectations regarding the materiality of costs associated with the plan and timing of such costs, expected annualized run-rate expense savings and Adjusted EBITDA outlook. These forward-looking statements are based on the Company’s current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially, including risks related to the Company’s ability to implement the plan as currently anticipated, the timing and amount of costs incurred, the Company’s ability to realize the expected expense savings, the impact of the plan on the Company’s business and operations, and other risks described in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, except as required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2026	Phreesia, Inc.

	By:	/s/ Balaji Gandhi
	Name:	Balaji Gandhi
	Title:	Chief Financial Officer